Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$(0.54)	$0.12	$(0.02)	$2.17	$0.41	$1.14	$0.97	$1.76
Notable items impact on earnings per share(a)	(0.48)	0.01	(0.25)	1.60	(0.16)	(0.03)	(0.38)	(0.19)
Adjusted diluted net earnings per share(a)	$(0.06)	$0.11	$0.23	$0.57	$0.57	$1.17	$1.35	$1.95
Diluted weighted average # of shares outstanding	378.8	381.3	379.1	382.3	382.8	383.3	383.2	377.5

Total Net Sales	$1,798	$2,045	$2,382	$2,458	$2,297	$2,801	$3,419	$3,841
Cost of goods sold	1,757	1,788	2,027	2,046	1,862	2,049	2,554	2,693
Gross Margin	$41	$257	$355	$412	$435	$752	$865	$1,148
SG&A	68	95	98	111	102	108	98	123
Other operating (income) expense(p)	39	76	159	6	20	160	65	55
Operating earnings	$(66)	$86	$98	$295	$313	$484	$702	$970
Interest expense, net	(41)	(49)	(43)	(47)	(45)	(37)	(48)	(39)
Consolidated foreign currency gain/(loss)	(214)	34	6	110	(46)	111	(100)	(44)
Earnings from consolidated companies before income taxes	(317)	73	66	359	225	559	554	886
Provision for (benefit from) income taxes	(133)	(3)	38	(480)	60	116	177	245
Earnings (loss) from consolidated companies	$(184)	$76	$28	$839	$165	$443	$377	$641
Equity in net earnings (loss) of nonconsolidated companies	(20)	(30)	(32)	(11)	(7)	(4)	(1)	20
Less: Net earnings (loss) attributable to noncontrolling interests	(1)	(1)	2	—	1	2	4	(4)
Net earnings (loss) attributable to Mosaic	$(203)	$47	$(6)	$828	$157	$437	$372	$665
After tax Notable items included in earnings	$(182)	$6	$(93)	$610	$(63)	$(10)	$(145)	$(73)

Gross Margin Rate	2%	13%	15%	17%	19%	27%	25%	30%

Effective Tax Rate (including discrete tax)	42%	(4)%	58%	(134)%	27%	21%	32%	28%
Discrete Tax benefit (expense)	$28	$3	$(2)	$580	$(4)	$49	$(19)	$(26)

Depreciation, Depletion and Amortization	$217	$215	$206	$208	$209	$204	$186	$214
Accretion Expense	$18	$17	$17	$17	$17	$19	$18	$19
Share-Based Compensation Expense	$(10)	$8	$7	$12	$15	$4	$5	$6
Notable Items	$285	$20	$101	$(134)	$50	$8	$163	$59
Adjusted EBITDA(b)	$234	$383	$438	$508	$560	$829	$969	$1,227

Net cash provided by (used in) operating activities	$190	$814	$341	$238	$319	$1,015	$423	$431
Cash paid for interest (net of amount capitalized)	14	88	8	90	1	88	18	82
Cash paid for income taxes (net of refunds)	67	(93)	11	21	83	36	54	36
Net cash used in investing activities	$(270)	$(258)	$(267)	$(395)	$(309)	$(271)	$(351)	$(392)
Capital expenditures	(264)	(258)	(265)	(385)	(289)	(297)	(340)	(363)
Net cash (used in) provided by financing activities	$698	$(530)	$(219)	$(233)	$122	$(82)	$(618)	$(107)
Cash dividends paid	(19)	(19)	(19)	(19)	(19)	(29)	(28)	(28)
Effect of exchange rate changes on cash	$(69)	$(11)	$(2)	$39	$(20)	$69	$(32)	$(5)
Net change in cash and cash equivalents	$549	$10	$(147)	$(351)	$112	$731	$(579)	$(72)

Short-term debt	$1,008	$610	$216	$—	$15	$—	$—	$303
Long-term debt (including current portion)	4,572	4,587	4,578	4,578	4,470	4,463	3,995	3,979
Cash & cash equivalents	1,069	1,073	923	574	692	1,418	843	770
Net debt	$4,511	$4,124	$3,871	$4,004	$3,793	$3,045	$3,152	$3,512

Segment Contributions (in millions)
Phosphates	$619	$763	$745	$990	$1,001	$1,175	$1,281	$1,466
Potash	442	555	464	559	477	663	589	897
Mosaic Fertilizantes	731	787	1,140	823	764	1,036	1,755	1,535
Corporate and Other(c)	6	(60)	33	86	55	(73)	(206)	(57)
Total net sales	$1,798	$2,045	$2,382	$2,458	$2,297	$2,801	$3,419	$3,841

Phosphates	$(107)	$(59)	$(115)	$134	$153	$283	$326	$418
Potash	94	124	87	95	125	49	220	443
Mosaic Fertilizantes	29	77	144	97	90	170	290	195
Corporate and Other(c)	(82)	(56)	(18)	(31)	(55)	(18)	(134)	(86)
Consolidated operating earnings (loss)	$(66)	$86	$98	$295	$313	$484	$702	$970

Phosphates(d)	1,919	2,235	2,064	2,316	2,062	1,982	1,836	1,813
Potash(d)	1,899	2,559	2,264	2,675	1,980	2,326	1,808	2,072
Mosaic Fertilizantes	2,077	2,558	3,588	2,341	2,064	2,341	3,350	2,347
Corporate and Other	223	501	648	629	475	427	292	432
Total finished product tonnes sold ('000 tonnes)	6,118	7,853	8,564	7,961	6,581	7,076	7,286	6,664
Sales of Performance Products (third party) ('000 tonnes) (e)	704	985	1,094	1,267	1,023	917	1,132	1,077

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$619	$763	$745	$990	$1,001	$1,175	$1,281	$1,466
Cost of Goods Sold	702	745	723	821	828	866	917	1,006
Gross Margin	$(83)	$18	$22	$169	$173	$309	$364	$460
Notable Items Included in Gross Margin	(5)	(8)	—	—	—	—	(17)	(9)
Adjusted Gross Margin(b)	$(78)	$26	$22	$169	$173	$309	$381	$469

SG&A	9	10	12	7	10	10	7	15
Other operating (income) expense	15	67	125	28	10	16	31	27

Operating Earnings	$(107)	$(59)	$(115)	$134	$153	$283	$326	$418
Plus: Depreciation, Depletion and Amortization	114	113	108	107	102	106	106	115
Plus: Accretion Expense	13	11	12	12	12	10	13	13
Plus: Foreign Exchange Gain (Loss)	14	2	1	(1)	6	8	6	(11)
Plus: Other Income (Expense)	5	—	4	2	5	2	1	—
Less: Earnings (loss) from Consolidated Noncontrolling Interests	—	—	2	2	3	2	4	(3)
Plus: Notables Items	(11)	57	110	14	(4)	1	31	33
Adjusted EBITDA(b)	$28	$124	$118	$266	$271	$408	$479	$571

Capital expenditures	$138	$122	$115	$163	$153	$150	$161	$187
Gross Margin $ / tonne of finished product	$(43)	$7	$11	$73	$84	$156	$198	$254
Adjusted Gross Margin $ / tonne of finished product	$(41)	$12	$11	$73	$84	$156	$208	$259
Gross margin as a percent of sales	(13)%	2%	3%	17%	17%	26%	28%	31%

Freight included in finished goods (in millions)	$76	$86	$85	$109	$97	$103	$96	$103
Idle/Turnaround costs (excluding notable items)	$35	$13	$25	$15	$41	$38	$33	$25

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,332	1,166	1,134	1,304	1,210	880	907	907
Performance products(f)	486	957	822	877	724	971	812	813
Other products(i)	101	112	108	135	128	131	117	93
Total Finished Product(d)	1,919	2,235	2,064	2,316	2,062	1,982	1,836	1,813

DAP selling price (fob plant)(r)	$274	$287	$307	$363	$426	$544	$605	$676
Average finished product selling price (destination)(g)	$317	$338	$354	$422	$477	$580	$681	$758

Production Volumes ('000 tonnes)
Total tonnes produced(h)	1,861	2,117	2,038	2,144	1,911	1,827	1,738	1,857
Operating Rate	75%	85%	82%	86%	77%	73%	70%	75%

Raw Materials
Ammonia used in production (tonnes)	276	309	311	319	281	256	255	287
% manufactured ammonia used in production	17%	19%	23%	31%	23%	29%	20%	20%
Sulfur used in production	816	966	907	946	841	824	792	848
% prilled sulfur used in production	13%	17%	14%	19%	27%	18%	21%	17%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$309	$289	$273	$277	$316	$382	$424	$463
Sulfur (long ton)(k)	$78	$76	$86	$93	$119	$172	$214	$229
Blended rock	$62	$61	$60	$61	$61	$60	$59	$64

Phosphates cash conversion costs / production tonne(s)	$65	$58	$63	$63	$63	$68	$68	$71
Cash costs of U.S. mined rock / production tonne(t)	$35	$35	$39	$40	$36	$37	$41	$44

ARO cash spending (in millions)	$21	$26	$28	$29	$32	$33	$26	$26

MWSPC equity earnings (loss)	$(21)	$(31)	$(34)	$(11)	$(8)	$(7)	$(1)	$20
MWSPC total sales tonnes (DAP/MAP/NPK)	546	540	487	565	612	360	486	653

Miski Mayo external sales revenue	$7	$7	$15	$14	$17	$18	$21	$18

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$442	$555	$464	$559	$477	$663	$589	$897
Cost of Goods Sold	333	424	356	439	337	446	353	433
Gross Margin	$109	$131	$108	$120	$140	$217	$236	$464
Notable Items Included in Gross Margin	(22)	(22)	(19)	(16)	(22)	(15)	—	—
Adjusted Gross Margin(b)	$131	$153	$127	$136	$162	$232	$236	$464

SG&A	5	6	6	8	7	8	8	11
Other operating (income) expense (p)	10	1	15	17	8	160	8	10

Operating Earnings	$94	$124	$87	$95	$125	$49	$220	$443
Plus: Depreciation, Depletion and Amortization	70	70	69	72	80	70	50	68
Plus: Accretion Expense	2	3	2	2	2	4	2	2
Plus: Foreign Exchange Gain (Loss)	(150)	66	34	77	15	28	(38)	3
Plus: Other Income (Expense)	1	2	1	—	—	—	—	—
Plus: Notable Items	158	(66)	(24)	(67)	(10)	134	38	1
Adjusted EBITDA(b)	$175	$199	$169	$179	$212	$285	$272	$517

Capital expenditures	$98	$111	$119	$149	$97	$98	$123	$92
Gross Margin $ / tonne of finished product	$57	$51	$48	$45	$71	$93	$131	$224
Adjusted Gross Margin $ / tonne of finished product	$69	$60	$56	$51	$82	$100	$131	$224
Gross margin as a percent of sales	25%	24%	23%	21%	29%	33%	40%	52%

Supplemental Cost Information
Canadian resource taxes	$32	$52	$26	$36	$35	$54	$57	$113
Royalties	$10	$9	$8	$9	$9	$10	$8	$15
Freight(l)	$74	$85	$73	$81	$78	$99	$60	$65
Idle/Turnaround costs (excluding notable items)	$3	$—	$15	$27	$2	$13	$36	$11

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	1,709	2,282	2,030	2,435	1,747	2,064	1,547	1,870
Performance products(m)	177	264	223	228	221	252	202	187
Other products(i)	13	12	11	12	12	10	59	15
Total Finished Product(d)	1,899	2,559	2,264	2,675	1,980	2,326	1,808	2,072

Crop Nutrients North America	832	977	837	942	876	1,117	642	610
Crop Nutrients International	947	1,447	1,327	1,612	967	1,061	1,067	1,301
Non-Agricultural	120	135	100	121	137	148	99	161
Total Finished Product(d)	1,899	2,559	2,264	2,675	1,980	2,326	1,808	2,072

MOP selling price (fob mine)(o)	$194	$182	$170	$177	$200	$243	$290	$414
Average finished product selling price (destination)(g)	$233	$217	$205	$209	$241	$285	$326	$433

Production Volumes ('000 tonnes)
Production Volume	2,068	2,198	2,111	2,056	2,285	2,131	1,580	2,208
Operating Rate	85%	91%	87%	85%	94%	88%	65%	81%

MOP cash costs of production excluding brine / production tonne(n)	$57	$56	$52	$59	$64	$62	$72	$71
ARO cash spending (in millions)	$1	$2	$2	$3	$1	$3	$7	$15

Average CAD / USD	$1.390	$1.387	$1.333	$1.304	$1.266	$1.229	$1.259	$1.261

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$731	$787	$1,140	$823	$764	$1,036	$1,755	$1,535
Cost of Goods Sold	665	686	963	747	661	852	1,423	1,313
Gross Margin	$66	$101	$177	$76	$103	$184	$332	$222
Notable Items Included in Gross Margin	—	—	—	—	—	(6)	3	23
Adjusted Gross Margin(b)	$66	$101	$177	$76	$103	$190	$329	$199

SG&A	24	19	17	21	18	18	20	24
Other operating (income) expense	13	5	16	(42)	(5)	(4)	22	3

Operating Earnings	$29	$77	$144	$97	$90	$170	$290	$195
Plus: Depreciation, Depletion and Amortization	28	27	25	25	23	24	26	28
Plus: Accretion Expense	3	3	3	3	3	4	3	4
Plus: Foreign Exchange Gain (Loss)	(81)	(27)	(3)	9	(33)	34	(40)	(31)
Plus: Other Income (Expense)	(1)	(2)	(1)	(1)	(1)	(2)	(2)	(1)
Less: Earnings from Consolidated Noncontrolling Interests	—	—	1	1	—	(1)	—	—
Plus: Notable Items	90	31	14	(17)	22	(28)	40	2
Adjusted EBITDA(b)	$68	$109	$181	$115	$104	$203	$317	$197

Capital expenditures	$25	$20	$28	$72	$39	$44	$52	$81
Gross Margin $ / tonne of finished product	$32	$39	$49	$32	$50	$78	$99	$95
Adjusted Gross Margin $ / tonne of finished product	$32	$39	$49	$32	$50	$81	$98	$85
Gross margin as a percent of sales	9%	13%	16%	9%	13%	18%	19%	14%
Idle/Turnaround costs (excluding notable items)	$4	$36	$7	$16	$5	$9	$16	$25

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	699	1,161	1,343	610	536	686	722	599
Potash produced in Brazil	75	71	85	74	63	66	56	59
Purchased nutrients for distribution(q)	1,303	1,326	2,160	1,657	1,465	1,589	2,572	1,689
Total Finished Product	2,077	2,558	3,588	2,341	2,064	2,341	3,350	2,347

Sales of Performance Products ('000 tonnes)(e)	$150	$301	$518	$357	$176	$299	$584	$375

Brazil MAP price (Brazil production delivered price to third party)	$330	$314	$366	$384	$421	$589	$622	$765
Average finished product selling price (destination)(g)	$352	$308	$318	$352	$370	$442	$524	$654

Production Volumes ('000 tonnes)
MAP	289	306	284	219	235	218	210	233
TSP	107	126	135	99	107	127	130	102
SSP	279	331	335	274	301	287	350	349
DCP	128	140	125	126	106	117	130	124
NPK	45	61	37	34	54	52	65	55
Total phosphate tonnes produced	848	964	916	752	803	801	885	863
MOP	106	113	109	110	82	92	97	97

Phosphate operating rate	86%	99%	94%	77%	82%	82%	91%	89%
Potash operating rate	81%	87%	84%	84%	63%	71%	75%	74%

Realized Costs ($/tonne)
Ammonia/tonne	$352	$327	$329	$338	$381	$527	$640	$775

Sulfur (long ton)	$117	$100	$107	$113	$124	$177	$222	$251
Blended rock	$75	$67	$65	$71	$73	$80	$81	$83

Purchases ('000 tonnes)
DAP/MAP from Mosaic	154	193	82	109	64	96	62	89
MicroEssentials® from Mosaic	117	407	373	189	203	418	344	243
Potash from Mosaic/Canpotex	293	708	622	383	489	473	1,023	550

Phosphate cash conversion costs in BRL, Production / tonne(s)	R$309	R$265	R$302	R$376	R$353	R$383	R$384	R$432
Potash cash conversion costs in BRL, production / tonne	R$589	R$661	R$810	R$835	R$879	R$1,076	R$986	R$1,059
Mined rock costs in BRL, cash produced / tonne	R$312	R$314	R$324	R$375	R$392	R$409	R$430	R$456
ARO cash spending (in millions)	$1	$3	$4.4	$6	$5	$5	$5	$5

Average BRL / USD	$4.451	$5.376	$5.373	$5.403	$5.470	$5.301	$5.225	$5.579

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$6	$(60)	$33	$86	$55	$(73)	$(206)	$(57)
Cost of Goods Sold	57	(67)	(15)	39	36	(115)	(139)	(59)
Gross Margin (Loss)	$(51)	$7	$48	$47	$19	$42	$(67)	$2
Notable items Included in Gross Margin	(51)	9	25	39	(8)	38	(26)	(18)
Adjusted Gross Margin (Loss)(b)	$—	$(2)	$23	$8	$27	$4	$(41)	$20

SG&A	30	60	63	75	67	72	63	73
Other operating (income) expense	1	3	3	3	7	(12)	4	15

Operating Earnings (Loss)	$(82)	$(56)	$(18)	$(31)	$(55)	$(18)	$(134)	$(86)
Plus: Depreciation, Depletion and Amortization	5	5	4	4	4	4	4	3
Plus: Share-Based Compensation Expense	(10)	8	7	12	15	4	5	6
Plus: Foreign Exchange Gain (Loss)	3	(7)	(26)	25	(34)	41	(28)	(4)
Plus: Other Income (Expense)	—	4	—	—	—	1	—	—
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	1	1	(2)	(2)	(1)	—	—	—
Plus: Notable Items	48	(2)	1	(64)	42	(99)	54	23
Adjusted EBITDA(b)	$(37)	$(49)	$(30)	$(52)	$(27)	$(67)	$(99)	$(58)

Elimination of profit in inventory income (loss) included in COGS	$2	$(13)	$14	$(2)	$(3)	$(39)	$(60)	$(29)
Unrealized gain (loss) on derivatives included in COGS	$(51)	$9	$24	$39	$(8)	$38	$(26)	$(17)

Operating Data
Sales volumes ('000 tonnes)	223	501	648	629	475	427	292	432
Sales of Performance Products ('000 tonnes)	27	32	21	30	29	28	13	12

Average finished product selling price (destination)(g)	$343	$321	$310	$317	$336	$421	$466	$539

Purchases ('000 tonnes)
DAP/MAP from Mosaic	—	—	—	—	—	—	—	—
MicroEssentials® from Mosaic	—	—	11	12	—	5	1	4
Potash from Mosaic/Canpotex	367	404	253	363	400	163	218	304

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q4 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(44)	$11	$(0.09)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(18)	5	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(9)	3	(0.02)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	5	(2)	0.01
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(2)	1	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(26)	(0.06)
ARO Adjustment	Phosphates	Other operating income (expense)	(5)	1	(0.01)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	23	(6)	0.04
Hurricane Ida recovery	Phosphates	Cost of goods sold/Other income (expense)	(9)	2	(0.02)
ARO Adjustment	Potash	Other operating income (expense)	(4)	1	(0.01)
Total Notable Items			$(63)	$(10)	$(0.19)

Q3 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(100)	$25	$(0.19)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(26)	6	(0.05)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(11)	3	(0.03)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(19)	(0.05)
ARO Adjustment	Phosphates	Other operating income (expense)	(13)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	3	(1)	0.01
Hurricane Ida recovery	Phosphates	Cost of goods sold/Other income (expense)	(18)	5	(0.03)
Total Notable Items			$(168)	$23	$(0.38)

Q2 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$111	$(27)	$0.21
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	38	(10)	0.08
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(11)	3	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(4)	1	—
Accelerated depreciation	Potash	Cost of goods sold	(15)	4	(0.04)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	1	—	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	6	0.01
ARO Adjustment	Phosphates	Other operating income (expense)	(3)	1	—
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(6)	1	(0.01)
Esterhazy closure costs	Potash	Restructuring	(158)	43	(0.30)
Gain on sale of warehouse	Corporate and Other	Other operating income (expense)	20	(5)	0.04
Total Notable Items			$(27)	$17	$(0.03)

Q1 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(46)	$10	$(0.09)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(8)	2	(0.02)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(10)	3	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(5)	2	(0.01)
Accelerated depreciation	Potash	Cost of goods sold	(22)	5	(0.04)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	11	(3)	0.02
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	3	(1)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(4)	(0.01)
Total Notable Items			$(77)	$14	$(0.16)

Q4 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$110	$(26)	$0.22
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	39	(9)	0.08
Pre-acquisition contingencies	Mosaic Fertilizantes	Other operating income (expense)	8	(2)	0.02
Accelerated depreciation	Potash	Cost of goods sold	(16)	4	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(10)	2	(0.03)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(7)	2	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	580	1.52
ARO adjustment	Phosphates	Other operating income (expense)	(5)	1	(0.01)
Tax Rate Adjustment	Consolidated	(Provision for) benefit from income taxes	—	(59)	(0.15)
ARO Adjustment	Potash	Other operating income (expense)	(3)	1	(0.01)
Total Notable Items			$116	$494	$1.60

Q3 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$6	$(2)	$0.01
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	25	(10)	0.03
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(8)	3	(0.01)
Accelerated depreciation	Potash	Cost of goods sold	(19)	7	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(11)	4	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(6)	2	(0.01)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	6	(2)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(2)	(0.01)
ARO adjustment	Phosphates	Other operating income (expense)	(73)	28	(0.12)
Tax Rate Adjustment	Consolidated	(Provision for) benefit from income taxes	—	(14)	(0.04)
ARO adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	—
New Wales environmental reserve	Phosphates	Other operating income (expense)	(35)	14	(0.05)
Integration costs	Consolidated	Other operating income (expense)	(7)	3	(0.01)
Total Notable Items			$(125)	$32	$(0.25)

Q2 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$34	$(15)	$0.05
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	9	(4)	0.01
Accelerated depreciation	Potash	Cost of goods sold	(22)	9	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(12)	5	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(7)	3	(0.01)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	3	(1)	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	3	0.01
Government mandated mine shutdown	Phosphates	Cost of goods sold	(8)	3	(0.01)
Legal settlement	Potash	Other operating income (expense)	7	(3)	0.01
Write-down of assets	Mosaic Fertilizantes	Other operating income (expense)	(4)	2	(0.01)
ARO adjustment - closed facilities	Phosphates	Other operating income (expense)	(50)	22	(0.07)
Tax Rate Change	Consolidated	(Provision for) benefit from income taxes	—	32	0.08
Total Notable Items			$(50)	$56	$0.01

Q1 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(214)	$70	$(0.38)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(51)	17	(0.09)
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(9)	3	(0.02)
Accelerated depreciation	Potash	Cost of goods sold	(22)	7	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(8)	2	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(8)	3	(0.02)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	5	(2)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	28	0.08
Government mandated mine shutdown	Phosphates	Cost of goods sold	(5)	2	(0.01)
Total Notable Items			$(312)	$130	$(0.48)

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definition of Adjusted EBITDA and Adjusted Gross Margin under "Non-GAAP Reconciliations".
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Includes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes $158 million related to the closure of the Esterhazy K1 and K2 mine shafts in Q2 2021.
(q)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(r)Includes intersegment sales.
(s)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(t)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(u)Tax impact is based on our expected annual effective tax rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit) from income taxes. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Consolidated Net Income (Loss)	$(203)	$47	$(6)	$828	$157	$437	$372	$665
Less: Consolidated Interest Expense, Net	(41)	(49)	(43)	(47)	(45)	(37)	(48)	(39)
Plus: Consolidated Depreciation, Depletion & Amortization	217	215	206	208	209	204	186	214
Plus: Accretion Expense	17	17	17	15	17	19	17	19
Plus: Share-Based Compensation Expense	(10)	8	7	12	15	4	5	6
Plus: Consolidated Provision for (Benefit from) Income Taxes	(133)	(3)	38	(480)	60	116	177	245
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	(20)	(30)	(32)	(12)	(7)	(4)	(1)	20
Plus: Notable Items not included above	285	20	101	(134)	50	8	163	59
Consolidated Adjusted EBITDA	$234	$383	$438	$508	$560	$829	$969	$1,227

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.